Exhibit 10.22

CERTAIN INFORMATION INDICATED BY [***] HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K,
ITEM 601(B)(10)(IV) FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT
THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Addendum No. 1 to the Lease Agreement dated 24 October 2023

Lessor

Stiftung Sympany
c/o Peter Stalder Immobilien AG
Claragraben 83
4005 Basel

Lessee

uniQure (Corlieve Therapeutics AG)
Peter Merian-Weg 4
4052 Basel

Leased Premises

Property No. 10501 / Office / 5th Floor
Peter Merian-Weg 4
4052 Basel

With effect as of 1 January 2026, the Parties hereby mutually agree as follows:

1.	The Lease Agreement shall be extended as of 1 November 2026 by a further fixed and non-terminable term of two (2) years, until 31 October 2028.
2.	Thereafter, the Lessee shall be granted an additional “non-binding option” (the right to extend the contractual relationship under new terms and conditions). Accordingly, the lease relationship may be extended by unilateral declaration for a further fixed term of two (2) years, i.e., until 31 October 2030. Such declaration must be received by the Lessor no later than nine (9) months prior to the expiry of the fixed lease term (i.e., by 31 January 2028) by registered letter.
3.	Due to a change of company name, the Lease Agreement dated 24 October 2023 shall hereinafter read as follows:

uniQure Switzerland GmbH

4.	The existing rental security deposit held with [***], in the name of Corlieve Therapeutics AG, shall be closed and transferred to a new account to be opened with [***].
5.	All other provisions of the Lease Agreement shall remain in force and unchanged.

This Addendum constitutes an integral part of the Lease Agreement.

Basel, 6 January 2026

The Lessor	The Lessee

/s/ Peter Stalder	/s/ Christian Klemt

Stiftung Sympany	uniQure Switzerland GmbH
c/o Peter Stalder Immobilien AG